Exhibit 99.2

Synchronoss Announces Sale of Messaging and NetworkX Businesses to Lumine Group as Part of Ongoing Strategic Alternatives Review Process

Transaction Enhances Capital Structure and Sharpens Focus as a Pure-Play Cloud Company

BRIDGEWATER, NJ – November 1, 2023 – Synchronoss Technologies, Inc. (“Synchronoss” or the “Company”) (Nasdaq: SNCR), a global leader and innovator in cloud, messaging, and digital products and platforms, today announced the sale of its Messaging and NetworkX businesses to Lumine Group Inc. (“Lumine Group” or “Lumine”)(TSXV: LMN) for total consideration of up to $41.8 million. This transaction is part of an ongoing strategic alternatives review process designed to maximize shareholder value and is expected to unlock additional value in Synchronoss’ cloud business.

Synchronoss is now solely focused on providing its industry-leading, cloud-centric solutions. This transaction enables a more streamlined, focused operating model to meet the demands of the evolving cloud market landscape more effectively while expanding the Company’s operating margins and cash flows. The proceeds from the sale will also enable the Company to continue improving its current capital structure through the redemption of a portion of its outstanding preferred stock.

Synchronoss currently expects that its go-forward business will have gross margins of greater than 70% and adjusted EBITDA margins of greater than 25% by the end of fiscal year 2024. The Company is targeting material generation of cash flows, net of preferred stock dividends, which will enable further improvements to its capital structure. The Company plans to provide further details regarding its financial expectations for its pure-play, go-forward business in conjunction with its quarterly earnings press release in November 2023.

“Over the past two years, Synchronoss has embraced a cloud-first strategy, resulting in consistent subscriber and cash growth within our Cloud business as well as facilitating global customer expansion,” said Jeff Miller, CEO of Synchronoss. “We believe Lumine Group is well positioned to support the future ambitions of the Messaging and NetworkX businesses. This transaction helps ensure a smooth transition for our employees and valued customers, while sharpening Synchronoss’ operational focus and bolstering our market presence. This strategic move takes our cloud-first strategy to the next level, positioning Synchronoss as a cloud-only enterprise and fortifying the financial and operational foundations for future growth and opportunities. It also allows partners, investors, and other interested parties to evaluate Synchronoss based on its cloud business in a clean structure as we continue our transformation and evaluation of additional strategic options with our financial advisor, UBS Investment Bank.”

Bryant Riley, Chairman and Co-Chief Executive Officer of B. Riley Financial (Nasdaq: RILY), Synchronoss’ largest shareholder, commented: “This transaction facilitates the transformation of Synchronoss into a more streamlined, higher margin business that aligns with the strategic vision we had when we made our initial investment in the Company. We believe that this step, in conjunction with the previously announced extension of Synchronoss’ contract with Verizon through 2030 and new customer wins, positions the Company well to unlock value for all shareholders of Synchronoss. We look forward to continuing to be a supportive shareholder of the Company.”

Transaction Summary
Under the terms of the agreement Lumine Group, an experienced acquirer of corporate divestitures and operator of communications and media companies in business and operations support systems (B/OSS), acquired Synchronoss’ Messaging and NetworkX businesses. In connection with the transaction, both parties have agreed to provide comprehensive transition services for employees, customers, and system operations. Synchronoss and Lumine customers are expected to experience a seamless transition as both operations and employees from the Messaging and NetworkX teams are integrated into Lumine Group’s portfolio of businesses.

David Nyland, CEO of Lumine Group, noted: “This acquisition reinforces Lumine Group’s mission to build a leading network of communications and media software companies. These businesses bring with them an experienced leadership team and a strong, global customer network we look forward to serving. As with every acquisition, our first priority is to enable a seamless transition for both customers and employees as we welcome these businesses to Lumine Group.”

Synchronoss will make an accompanying presentation slide deck available on the Company's investor relations website today, coinciding with the release of this announcement.

About Synchronoss Technologies
Synchronoss Technologies (Nasdaq: SNCR) builds software that empowers companies around the world to connect with their subscribers in trusted and meaningful ways. The company’s collection of products helps streamline networks, simplify onboarding, and engage subscribers to unleash new revenue streams, reduce costs and increase speed to market. Hundreds of millions of subscribers trust Synchronoss products to stay in sync with the people, services, and content they love. Learn more at www.synchronoss.com.

About Lumine Group
Lumine Group acquires, strengthens, and grows vertical market software businesses in the Communications and Media industry. Learn more at www.luminegroup.com.

Non-GAAP Financial Measures
Synchronoss has provided in this release selected financial information, such as adjusted EBITDA margin, that has not been prepared in accordance with GAAP although this non-GAAP financial information is derived from numbers that have been prepared in accordance with GAAP. Synchronoss calculates adjusted EBITDA margin as adjusted EBITDA divided by revenue. This information includes adjusted EBITDA. As noted, the non-GAAP financial results discussed above add back fair value stock-based compensation expense, acquisition-related costs, restructuring, transition and cease-use lease expense, litigation, remediation and refiling costs and depreciation and amortization, interest income, interest expense, loss (gain) on divestitures, other (income) expense, provision (benefit) for income taxes, and net loss (income) attributable to noncontrolling interests, and preferred dividends.
Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to also review the Balance Sheet, Statement of Operations, and Statement of Cash Flow.

Forward-Looking Statements
This press release includes statements concerning Synchronoss and its future expectations, plans and prospects that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the foregoing, the words “may,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “believes,” “potential” or “continue” or other similar expressions are intended to identify forward-looking statements. Synchronoss has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. These forward-looking statements speak only as of the date of this press release and are subject to a number of risks, uncertainties and assumptions including, without limitation, risks relating to the Company’s expectations regarding proceeds from the transaction, the Company’s future performance, including operating margins and cash flows, improvement to the Company’s capital structure, the smooth transition of services, employees and customers, the Company’s transformation as a result of the transaction and additional strategic options, and other risks and factors that are described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, and the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2023, which are on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be set forth in those sections of the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023, expected to be filed with the SEC in the fourth quarter of 2023. The Company does not undertake any obligation to update any forward-looking statements contained in this press release as a result of new information, future events or otherwise.

Contacts

Synchronoss Media Relations Contact:
Domenick Cilea
Springboard
dcilea@springboardpr.com

Synchronoss Investor Relations Contact:
Matt Glover and Tom Colton
Gateway Group, Inc.
SNCR@gateway-grp.com

Lumine Group Media Relations Contact:
Erini Andriopoulos
Director of Marketing, Lumine Group
erini.andriopoulos@luminegroup.com